THIRD ADDENDUM TO
MINERAL PROPERTIES SALE AND PURCHASE AGREEMENTS
ENTERED INTO PRIOR TO 2010 IN RESPECT OF

Primary Mining Licenses No. ________, _______, _______, _______, _______(the “Licenses”)

BETWEEN:

DIRECTOR WITH COMPANY of P. O. Box _________, Dar es Salaam, United Republic of Tanzania, a director and shareholder of Geo Can Resources Company of P.O. Box _________, Dar es Salaam, United Republic of Tanzania

(hereinafter called the “The Purchaser”)
(Of the First Part)

AND:

________________ in partnership with ______________________+ of P.O. Box ___, ___________, United Republic of Tanzania

(hereinafter individually referred to as an “Owner” and collectively referred to as the “Owners”)

(of the Second Part)

WHEREAS:

(a)

The Purchaser and the Owners entered into a Mineral Properties Sale and Purchase Agreement dated 21st May 2009 in respect of the above mentioned Licenses as amended by an addendum between the parties dated 18th Sept 2009 and a second addendum to the Agreement dated January 24, 2010 (the “Agreement”).

(b)	The Owners have received the Initial Payment and a second payment of the Initial Payment pursuant to 2.1.1 of the Agreement and have agreed to extend the subsequent payments.

(c)	This Third Addendum supercedes and replaces the Second Addendum.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the payments outlined in amended clauses 2.1.3 (i) and 2.1.4 (i) to be paid by the Purchaser to the Owners, the parties agree as follows:

1.0	The above recitals are true and correct and form part of this Amendment.

2.0	Clause 2.1.3 of the Agreement is deleted and replaced with the following:

“2.1.3 The Secondary Payment for each Producing PML of Tsh __________listed on Schedule A shall be paid as follows:

(A)	First payment of 50% paid as follows:

	(i)	20% being paid immediately upon execution of this Second Addendum by the Owner (the “Execution Date”); such payment has already been completed; and

	(ii)	30% two weeks after the Purchaser has received written confirmation of the transfer of the PML(s) from the Commissioner; such payment has already been completed; and

(iii)	60% of the 50% by July 24, 2010; which is 15% of the total Secondary Payment amount; and

(iv)	40% of the 50% on October 24, 2010; which is 10% of the total Secondary Payment amount.

(B)	50% of Secondary Payment within twelve months of the date of execution of this Second Addendum.”

3.0	Clause 2.1.4 is deleted and replaced with the following:

“2.1.4 The Secondary Payment for each Non Producing PML of Tsh ______________listed on Schedule A shall be paid in two payments of 50% each as follows:

(A)	First payment of 50% of Secondary Payment paid as follows:

(i)	20% paid immediately upon execution of this Second Addendum by the Owner (the “Execution Date”); such payment has already been completed; and

(ii)	30% two weeks after the Purchaser has received written confirmation of the transfer of the PML(s) from the Commissioner; such payment has already been completed; and

(iii)	60% of the 50% by July 24, 2010; which is 15% of the total Secondary Payment amount; and

(iv)	40% of the 50% by October 24, 2010; which is 10% of the total Secondary Payment amount.

(B)	50% of Secondary Payment within twelve months of the date of execution of this Second Addendum.”

4.0

Up until the Second and Final Secondary Payment of 50% is made for a PML, the Purchaser and any subsequent transferee or assignee of the Purchaser (“New Purchaser”) shall have free and unencumbered access to the areas encompassed by the Licenses and PMLs to carry out all exploration and development activities and operations without restriction including, without limiting the generality of the foregoing, sampling, geological and magnetic surveys, drilling and building and operating a pilot plant without limitation.

5.0	All payments by the Purchaser are at the sole option of the Purchaser.

6.0	The Agreement is otherwise in full force and effect.

(The balance of this page purposefully left blank)

IN WITNESS WHEREOF the parties hereto have executed this Agreement as at the day and year first above written.

NOW PARTIES in this agreement set their hands in the following manner:

I, ______________________________________Advocate have gone through this agreement in the presence of __________________________________for and on behalf of the Owner(s) in this agreement and I have read the contents of the agreement to him of which he has understood and has now set his hand to acknowledge and accept the terms and conditions of the agreement.

For the Purchaser:

SIGNED and DELIVERED at	}
by the said DIRECTOR WITH COMPANY who	}
}
is known to me personally/Identified to me by	}
this__________ day of _______________2010	}

BEFORE ME:

Name: _________________________

Signature: ______________________

Address ________________________
                ________________________

Qualification _____________________

For the Owners:

SIGNED and DELIVERED at _____________________	}
the said _______________	}
who is known to me personally/identified to me by	}
}
this__________day of _____________2010.	}

BEFORE ME:

Name ____________________________

Signature _________________________

Address __________________________
                 __________________________

Qualification ________________________

SIGNED and DELIVERED at __________________	}
the said ___________________	}
who is known to me personally/identified to me by	}
}
this__________day of ____________2010.	}

BEFORE ME:

Name ____________________________

Signature _________________________

Address __________________________
                __________________________

Qualification _______________________

SIGNED and DELIVERED at ____________________	}
the said ______________________	}
who is known to me personally/identified to me by	}
}
this__________day of ______________2010.	}

BEFORE ME:

Name _____________________________

Signature ___________________________

Address ___________________________
               ____________________________

Qualification _________________________